Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Highmore Managed Volatility Fund

Institutional Class HMVZX

Advisor Class HMVQX

March 28, 2017

Supplement to the Prospectus and Statement of Additional
Information (“SAI”) dated November 1, 2016

Prior to February 15, 2017, AlphaParity, LLC (“AlphaParity”) served as sub-adviser for a portion of the assets of Highmore Managed Volatility Fund (the “Fund”). On February 15, 2017, Franklin Alternative Strategies Advisers, LLC, (the “FASA”) acquired substantially all of the assets of AlphaParity (the “Acquisition”). After the Acquisition, FASA changed its name to FT AlphaParity, LLC (“FT AlphaParity”).  The Acquisition resulted in a change of control of AlphaParity and, therefore, constituted an “assignment” of the existing sub-advisory agreement between AlphaParity and Highmore Group Advisors, LLC (“Highmore”), the Fund’s investment adviser (the “Prior Agreement”).  An investment advisory or sub-advisory agreement automatically terminates upon its assignment under applicable provisions of the Investment Company Act of 1940.

To maintain continuity of management until such time as a new sub-advisory agreement can be approved, the Board of Trustees of Series Portfolios Trust (the “Trust”) has approved an Interim Investment Sub-Advisory Agreement (“Interim Agreement”), for a period not to exceed 150 days, between the Trust, on behalf of the Fund; Highmore; and FT AlphaParity.   Under the Interim Agreement, FT AlphaParity has replaced AlphaParity as the sub-adviser to the Fund and will receive compensation no greater than the compensation AlphaParity would have received from Highmore under the Prior Agreement.  All personnel responsible for managing the portion of the Fund’s assets allocated to the FT AlphaParity LLC remain the same.  The Fund’s investment objective, principal investment strategies and investment policies also remain the same.

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You should read this Supplement in conjunction with the Prospectus and the SAI.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund at 844-HMRFUND (844-467-3863).

Please retain this Supplement for future reference.